                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): July 26, 2004
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                               CRAWFORD & COMPANY
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             (Exact name of Registrant as specified in its charter)

                                    GEORGIA
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                 (State or other jurisdiction of incorporation)


        1-10356                                           58-0506554
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(Commission File Number)                      (IRS Employer Identification No.)


               5620 Glenridge Drive, N.E., Atlanta, Georgia 30342
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              (Address of principal executive offices) (Zip Code)


                                 (404) 256-0830
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              (Registrant's telephone number, including area code)

ITEM 7. Financial Statements, Pro Forma Financial Statements and Exhibits

(c)      Exhibits

         Exhibit No.         Description

         99.1                Press Release dated July 26, 2004


ITEM 12. Results of Operations and Financial Condition

         On July 26, 2004, Crawford & Company (the "Company") issued a press release containing information about the Company's financial condition, results of operations, and cash flows for the second quarter of 2004. A copy of the press release is attached hereto as Exhibit 99.1.

         The press release contains non-GAAP financial measures and a reconciliation to the related GAAP measure is included. Operating earnings is one of the key performance measures used by the Company's senior management to evaluate the performance of its business and make resource allocation decisions. The Company believes this measure is useful to investors in that it allows them to evaluate its performance using the same criteria that management uses.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CRAWFORD & COMPANY
                                           (Registrant)


                                        By: /s/ JOHN F. GIBLIN
                                            -----------------------------------
                                            John F. Giblin
                                            Executive Vice President and
                                            Chief Financial Officer

Dated: July 26, 2004

                                 EXHIBIT INDEX

Number          Descriptions
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99.1            Press Release issued July 26, 2004


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